UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway
Pekin, IL		61554
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2009, Ajay Sabherwal, Chief Financial Officer of Aventine Renewable Energy Holdings, Inc., submitted his resignation to the Company in order to pursue another opportunity.

Item 8.01  Other Events.

On February 16, 2009, the Company issued a press release announcing that Mr. Sabherwal had resigned as Chief Financial Officer.  The press release is attached Exhibit 99.1 hereto and in incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired – Not Applicable

(b)           Pro forma financial information – Not Applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release, dated February 16, 2009, issued by Aventine Renewable Energy Holdings, Inc. announcing the resignation of Ajay Sabherwal as Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  February 17, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 16, 2009, issued by Aventine Renewable Energy Holdings, Inc. announcing the resignation of Ajay Sabherwal as Chief Financial Officer